Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Other Commitments

In the ordinary course of business, BIGtoken may provide indemnifications of varying scope and terms to customers, vendors, lessors, business partners, and other parties with respect to certain matters, including, but not limited to, losses arising out of BIGtoken’s breach of such agreements, services to be provided by BIGtoken, or from intellectual property infringement claims made by third parties. In addition, BIGtoken has entered indemnification agreements with its directors and certain of its officers and employees that will require BIGtoken to, among other things, indemnify them against certain liabilities that may arise due to their status or service as directors, officers or employees. BIGtoken has also agreed to indemnify certain former officers, directors and employees of acquired companies in connection with the acquisition of such companies. BIGtoken maintains director and officer insurance, which may cover certain liabilities arising from its obligation to indemnify its directors and certain of its officers and employees, and former officers, directors and employees of acquired companies, in certain circumstances.

It is not possible to determine the maximum potential amount of exposure under these indemnification agreements due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each agreement. Such indemnification agreements may not be subject to maximum loss clauses.

Employment agreements

BIGtoken has entered into employment agreements with key employees. These agreements may include provisions for base salary, guaranteed and discretionary bonuses and option grants. The agreements may contain severance provisions if the employees are terminated without cause, as defined in the agreements.

Litigation

From time to time, BIGtoken may become subject to legal proceedings, claims and litigation arising in the ordinary course of business. In addition, BIGtoken may receive letters alleging infringement of patent or other intellectual property rights. BIGtoken is not currently a party to any material legal proceedings, nor is BIGtoken aware of any pending or threatened litigation that would have a material adverse effect on BIGtoken’s business, operating results, cash flows or financial condition should such litigation be resolved unfavorably.

Business Interruption

BIGtoken may be impacted by public health crises beyond its control. This could disrupt its operations and negatively impact sales of its products. BIGtoken’s customer and, suppliers may experience similar disruption. In December 2019, a novel strain of the Coronavirus, COVID-19, was reported to have surfaced in Wuhan, China, which has evolved into a pandemic. This situation and preventative or protective actions that governments have taken to counter the effects of the pandemic have resulted in a period of business disruption, including delays in shipments of products and raw materials. COVID-19 has spread to over 175 countries, including the United States, and efforts to contain the spread of COVID-19 have intensified. To the extent the impact of COVID-19 continues or worsens, the demand for BIGtoken’s products may be negatively impacted. COVID-19 has also impacted BIGtoken’s sales efforts as its ability to make sales calls is constrained. BIGtoken’s ability to promote sales through promotional activities has also been constrained. Trade shows and sales conferences, major events used to introduce and sell BIGtoken’s products, have been postponed indefinitely. The length and severity of the pandemic could also affect BIGtoken’s regular sales, which could in turn result in reduced sales and a lower gross margin.